                               2,500,000 Shares

                              GENZYME CORPORATION

                         General Division Common Stock


                            UNDERWRITING AGREEMENT


                                                              October __, 1995


CS First Boston Corporation
Cowen & Company
Lehman Brothers
PaineWebber Incorporated,
  As Representatives of the Several Underwriters,
    c/o CS First Boston Corporation
        Park Avenue Plaza
        New York, N.Y.  10055

Dear Sirs:

          1. Introductory. Genzyme Corporation, a Massachusetts corporation ("Company"), proposes to issue and sell to the Underwriters named in Schedule A (the "Underwriters") 2,500,000 shares ("Firm Securities") of its General Division Common Stock, par value $.01 per share ("Securities"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 375,000 additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities".
The Company hereby agrees with the several Underwriters as follows:

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

          (a) The Company and the proposed offering of the Firm Securities meet the requirements for use of Form S-3, and a registration statement on Form S-3 (No. 33-62651) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("initial registration statement") has been declared effective, either (i) an additional registration statement ("additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement may be proposed to be filed with the Commission pursuant to Rule 462(b), if so filed, and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the

      Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of Form S-3 and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement and all other information incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

            (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conform, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Pro-spectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they are made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by such Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in
      Section 7(b). The
      documents which are or will be incorporated by reference in a Registration Statement or the Prospectus or from which information is or will be so incorporated by reference, when they became or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Rules and Regulations and the rules and regulations under the Exchange Act ("Exchange Act Rules and Regulations"), as applicable.

            (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Massachusetts, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly licensed or qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such license or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, condition (financial or otherwise), properties, prospects or results of operations of (i) the Company and the Subsidiaries (as defined below) taken as a whole (the "Business of the Company") or (ii) the Company's General Division (the "Business of the General Division").

            (d) The only "significant subsidiaries" of the Company, as defined in Rule 102(x) of the Commission's Regulation S-X, that are corporations are the subsidiaries of the Company listed on Schedule B hereto (the "Corporate Subsidiaries"). The only other entities in which the Company has a direct or indirect equity interest (other than entities which are not "significant subsidiaries" of the Company, as defined in Rule 102(x) of the Commission's Regulation S-X) are those partnerships listed on Schedule C hereto (the "Partnerships"). The Corporate Subsidiaries and the Partnerships are hereinafter collectively referred to as the "Subsidiaries". Each Subsidiary has been duly incorporated or organized and is existing in good standing under the laws of the jurisdiction of its incorporation or formation, with power and authority to own its properties and conduct its business as described in the Prospectus; and each Subsidiary is duly licensed or qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such license or qualification, except where the failure to be so licensed or qualified would not have a material adverse effect on the Business of the Company or on the Business of the General Division; all of the issued and outstanding capital stock or partnership interest of each Subsidiary has been duly authorized and validly issued and, with respect to each Corporate Subsidiary, is fully paid and nonassessable; and the capital stock or partnership interest of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

            (e) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive or similar rights with respect to the Securities. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date the Company will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, (i) any shares of Securities, or (ii) any shares of capital stock held by it in any Subsidiary, or any such warrants, convertible securities or obligations (except shares issued or issuable pursuant to employee benefit plans after the date as of which information with respect thereto is given in the Prospectus).

            (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment with respect to the Offered Securities.

            (g) Except as set forth on Schedule D hereto, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            (h) The Company has mailed, for delivery on the day after the date hereof, a notification form relating to the issuance of the Offered Securities with the National Association of Securities Dealers, Inc. ("NASD") in accordance with Schedule D of the NASD Bylaws.

            (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

            (j) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or bylaws (or comparable instruments) of the Company or any such Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

            (k) This Agreement has been duly authorized, executed and delivered by the Company.

            (l) Except as disclosed in the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

            (m) The Company and its Subsidiaries possess adequate certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, licenses or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Business of the Company or on the Business of the General Division.

            (n) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Business of the Company or on the Business of the General Division.

            (o) The Company and its Subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggre-gate have a material adverse effect on the Business of the Company or on the Business of the General Division.

            (p) Neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances

      (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any offsite disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environ-mental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Business of the Company or on the Business of the General Division; and the Company is not aware of any pending investigation which might lead to such a claim.

            (q) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Business of the Company or on the Business of the General Division, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (r) The financial statements included or incorporated in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries, the General Division and the Tissue Repair Division as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein. The pro forma financial data and other pro forma financial information included or incorporated in each Registration Statement and the Prospectus (i) comply as to form in all material respects with applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included or incorporated in each Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Company are required by the Act, the Exchange Act, the Rules and Regulations or the Exchange Act Rules and Regulations to be included or incorporated in either Registration Statement or the Prospectus. Coopers & Lybrand L.L.P. and Price Waterhouse, who have reported on certain of such financial statements and schedules, are independent accountants as required by the Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations.

            (s) There is no document or contract of a character required to be described in a Registration Statement or the Prospectus or to be filed as an exhibit to a Registration Statement which is not described or filed as required. All contracts so described or filed to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or such Subsidiary, constitute valid and binding agreements of the Company or such Subsidiary and are enforceable against the Company or such Subsidiary in accordance with the terms thereof.

            (t) Neither the Company nor any of the Subsidiaries is in violation of its certificate of incorporation, bylaws or partnership agreement or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or their respective properties is bound or affected and neither the Company nor any of the Subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to such counsel or any statute, rule or regulation applicable to the business or proper-ties of the Company or any of the Subsidiaries, where such violation or default would have a material adverse effect on the Business of the Company or on the Business of the General Division.

            (u) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included or incorporated in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the Business of the Company or in the Business of the General Division and there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (w) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

            (x) The Company and its affiliates have not taken and will not take, directly or indirectly, any action designed to cause, or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Securi-ties to facilitate the sale or resale of the Offered Securities.

            3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

            The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company at the office of Cahill

Gordon & Reindel, 80 Pine Street, NY, NY, at 9:00 A.M., New York time, on October __, 1995, or at such other time not later than seven full business days thereafter as CS First Boston Corporation ("CS First Boston") and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c61 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securi-ties so to be delivered will be in definitive form, in such denominations and registered in such names as CS First Boston requests and will be made available for checking and packaging at the office of CS First Boston, Park Avenue Plaza, NY, NY 10055 at least 24 hours prior to the First Closing Date.

          In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

          Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than five full business days after written notice of election to purchase Optional

Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company, at the above office of Cahill Gordon & Reindel. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and reg-istered in such names as CS First Boston requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CS First Boston at a reasonable time in advance of such Optional Closing Date.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

            5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

            (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will transmit the additional registration statement or, if filed, will transmit a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

            (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospec-tus and will not effect such amendment or supplementation without CS First Boston's consent; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agree-
      ment) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective

      Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (e) The Company will furnish to the Representatives copies of each Registration Statement (four of which will be copies of the signed documents certified as to the authenticity of the signatures and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CS First Boston requests. The Prospectus shall be so furnished on or prior to 10:00 A.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

            (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and will continue such qualification in effect so long as required for the distribution.

            (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CS First Boston may reasonably request.

            (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and the reproduction of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

            (i) For a period of 90 days after the Effective Date of the Initial Registration Statement (or, if later, the Additional Registration Statement), the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof or issuances of Securities pursuant to the exercise of such options.

            6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Coopers & Lybrand L.L.P. confirming that they are independent pub lic accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements and schedules examined by them and included or incorporated in the Registration Statements (the "Genzyme Financial Statements") comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                 (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited Genzyme Financial Statements (other than the combined financial statements for the General Division and the Tissue Repair Division at and for the three months ended March 31, 1994 and for the three and six months ended June 30, 1994) included or incorporated in the Registration Statements;

                (iii) they have read the combined financial statements for the General Division and the Tissue Repair Division at and for the three months ended March 31, 1994 and the three and six months ended June 30, 1994 and have inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited combined financial statements for the General Division and the Tissue Repair Division at and for the three months ended March 31, 1994 and the three and six months ended June 30, 1994 (1) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited combined financial statements included or incorporated in the Registration Statement, and (2) comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published Exchange Act Rules and Regulations;

                 (iv) on the basis of the review referred to in clauses (ii) and (iii) above, a reading of the latest available interim financial statements of the Company, the General Division and the Tissue Repair Division and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited Genzyme Financial Statements included or incorporated in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                        (B) at the date of the latest available balance sheets read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock of the Company, other than changes due to the issuance of common stock in connection with the exercise of stock options, stock warrants or the employee stock purchase plan, or any increase in long-term debt of the Company and its consolidated subsidiaries, the General Division or the Tissue Repair Division or, at the date of the latest available balance sheets read by such accountants, there was any decrease in net current assets of the Company and its consolidated subsidiaries, the General Division or the Tissue Repair Division, as compared with amounts shown on the latest balance sheets included or incor-porated in the Prospectus; or

                        (C) for the period from the closing date of the latest statements of operations included or incorporated in the Prospectus to the closing date of the latest available statements of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in total revenues or in net income, except in all cases set forth in clauses (iv)(B) and (iv)(C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries, the General Division or the Tissue Repair Division subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

      For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

            (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Price Waterhouse confirming that they are independent public accountants within the meaning of the Act and the applicable Rules and Regulations thereunder and containing statements and information satisfactory to the Representatives with respect to the financial information relating to BioSurface Technology, Inc. included or incorporated in the Registration Statements.

            (c) The Representatives shall have a received a certificate, in form and substance satisfactory to them and dated the date of this Agreement, of the President or any Vice-President of the Company in which such officer, to the best of his knowledge after reasonable investigation, shall address certain matters relating to registration rights of holders of the Company's securities.

            (d) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been con sented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such

      Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

            (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the Business of the Company or in the Business of the General Division which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (f) The Representatives shall have received an opinion, dated such Closing Date, of Palmer & Dodge, counsel for the Company, to the effect that:

                  (i) Each of the Company and its Corporate Subsidiaries incorporated in a state of the United

            States (the "Domestic Corporate Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and each of the Company's subsidiaries that is a partnership (together with the Domestic Corporate Subsidiaries, the "Domestic Subsidiaries") is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Each of the Company and the Domes tic Subsidiaries is duly qualified to do business as a foreign corporation or other entity in good standing in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such qualification necessary, except where the failure to be so quali-fied would not have a material adverse effect on the Business of the Company or on the Business of the General Division. Each of the Company and the Domestic Subsidiaries has full power and authority to own or lease all the assets owned or leased by it and to conduct its business as described in the Prospectus.

                 (ii) The outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive or similar right.

                (iii) The Offered Securities sold to the Under-writers pursuant to this Agreement have been duly authorized and validly issued by the Company and upon issuance and delivery against payment therefor as provided in this Agreement will be fully paid and non-assessable; and no holder thereof is or will be subject to personal liability by reason of being such a holder.

                 (iv) The issuance of the Offered Securities by the Company is not subject to preemptive rights of any holder of securities of the Company.

                  (v) Except as set forth on Schedule D to this Agreement, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                 (vi) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, trans-fer, sale or delivery of the Offered Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities laws.

                (vii) The authorized capital stock of the Company is as set forth in the Prospectus. The description of the Securities contained in the Prospectus conforms in all material respects to the terms thereof contained in the Company's articles of organization. Except as set forth on Schedule B attached hereto, the Company is the sole record owner, directly or indirectly, of all of the capital stock of each of its Domestic Corporate Subsidiaries.

               (viii) The Company and the offering of the Firm Securities meet the requirements for the use of Form S-3, and the Registration Statement (as amended on the date of such opinion) and the Prospectus (including any documents incorporated by reference into the Prospectus, at the time they were filed) comply or complied in all material respects as to form with the requirements of the Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations (except that such counsel need express no opinion as to financial statements, schedules and other financial and statistical data contained in such Registration Statement or the Prospectus or incorporated by reference therein).

                 (ix) Such counsel has participated in the preparation of the Registration Statement and the Prospectus. Except as explicitly provided in such opinion, such counsel has not undertaken to verify independently the facts disclosed in the Registration Statement and the Prospectus (including any documents incorporated by reference therein). However, in the course of such participation nothing has come to such counsel's attention which has caused them to believe that, both as of the Effective Date of the Initial Registration Statement (or, if later, of the Additional Registration Statement) and as of the First Closing Date and the Optional Closing Date, either the Registration Statement or the Prospectus, or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (except that such counsel need express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

                  (x) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of such counsel's knowledge, no order suspending the effectiveness of the Registra-tion Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

                 (xi) Such counsel has reviewed all contracts or other agreements referred to in the Registration Statement and the Prospectus (except that with respect to the contracts referred to in the documents incorporated by reference therein, such counsel may state that such counsel has reviewed only the following numbered exhibits to the Company's Form 10-K for the year ended December 31, 1994: Exhibits 3.1, 3.2, 4.1-4.9, 10.11-10.19,
            10.21-10.26 and 10.28-10.41) and the descriptions thereof (insofar as such descriptions constitute a summary of the legal matters referred to therein) are accurate in all material respects. Such counsel does not know of any contracts or other documents required to be so summarized or disclosed or filed as an exhibit to the Registration Statement or to any document incorporated by reference therein which have not been so summarized or disclosed or filed.

                (xii) All descriptions in the Prospectus of statutes and regulations (excluding statutes and regulations relating to FDA matters and organ transplant or tissue bank licensure laws) and, to the best of such counsel's knowledge, of legal or governmental pro-ceedings are accurate and fairly present the information required to be shown therein.

               (xiii) The Company has full corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company.

                (xiv) The execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of this Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the articles of organization or by-laws of the Company or any of its Domestic Corporate Subsidiaries, or, in the case of each of the partnerships, its partnership agreement, or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of the Company's Domestic Subsidiaries is a party or by which any of the Company's or any of the Company's

            Domestic Subsidiaries' properties is bound or affected, or any judgment, ruling, decree or order known to such counsel or any statute, rule or regulation applicable to the business or properties of the Company or any of the Company's Domestic Subsidiaries (except that such counsel need express no opinion as to the securities or Blue Sky laws of any jurisdiction other than the United States).

                 (xv) Delivery of certificates for the Offered Securities will pass valid and marketable title thereto free and clear of any liens, encumbrances or claims to each Underwriter that has purchased such Securities in good faith without knowledge or reason to know of any adverse claims thereto and such counsel is not aware, after due inquiry, of any adverse claim with respect thereto.

                (xvi) Except as disclosed in the Prospectus, such counsel knows of no actions, suits or proceedings pending or threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties wherein an unfavorable ruling, decision or finding would individually or in the aggregate materially and adversely affect the Business of the Company or the Business of the General Division, or materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities.

               (xvii) To the best of such counsel's knowledge, neither the Company nor any of the Domestic Subsidiaries is in violation of its certificate of incorporation, by-laws or partnership agreement or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agree ment, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or any of the Domestic Subsid-iaries is a party or by which any of them or their respective properties is bound or affected and neither the Company nor any of the Domestic Subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to such counsel or any statute, rule or regulation applicable to the business or properties of the Company or any of the Domestic Subsidiaries, where such violation or default would have a material adverse effect on the Business of the Company or on the Business of the General Division.

              (xviii)  The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

            In rendering the foregoing opinion, such counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States, the Commonwealth of Massachusetts or the General Corporation Law of the State of Delaware, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel and, in such counsel's opinion, such counsel and the Representatives are justified in relying on such opinions of other counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date. Such counsel may state that they are not passing on matters relating to patents and trademarks.

            (g) The Representatives shall have received an opinion, dated such Closing Date, of Mark A. Hofer, Esq., Senior Vice President and General Counsel of the Company, to the effect that

                  (i) Such counsel has studied and agrees with the statements in the Prospectus under the captions "Risk Factors -- Uncertainty Regarding Patents and Protection of Proprietary Technology" and "Risk Factors -- Regulation by Government Agencies and in the December 31, 1994 Annual Report on Form 10-K of the Company under the captions "Business -- General

            Division -- Patents and Proprietary Technology," "Business -- General Division -- Government Regulation," "Business -- Tissue Repair Division -- Patents and Proprietary Rights," "Business -- Tissue Repair Division -- Government Regulation" and "Legal Proceedings."

                 (ii) Except as disclosed in the sections of the Prospectus mentioned above and the documents incorporated by reference in the Prospectus, such counsel does not know of any pending or threatened legal or governmental proceeding relating to patents or proprietary know how owned or used by the Company or others, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries are subject which, if adversely decided, would have a material adverse effect on the Business of the Company or on the Business of the General Division.

                (iii) Except as disclosed in the sections of the Prospectus mentioned above and the documents incorporated by reference in the Prospectus, such counsel has no knowledge of any infringement or alleged infringement by the Company or any of its Subsidiaries of patent rights of others which would have a material adverse effect on the Business of the Company or on the Business of the General Division.

                 (iv) To the best of such counsel's knowledge, each of the Company and its Subsidiaries possesses all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as described in the Prospectus, except for those the absence of which do not have a material adverse effect on the Business of the Company or on the Business of the General Division.

                  (v) Such counsel has reviewed all contracts or other agreements referred to in the Registration Statement and the Prospectus (except that with respect to the contracts referred to in the documents incorporated by reference therein, such counsel may state that such counsel has reviewed only the following numbered exhibits to the Company's Form 10-K for the year ended December 31, 1994: Exhibits 10.20, 10.42 and 10.43) and the descriptions thereof

            (insofar as such descriptions constitute a summary of the legal matters referred to therein) are accurate in all material respects. Such counsel does not know of any contracts or other documents required to be so summarized or disclosed or filed as an exhibit to the Registration Statement or to any document incorporated by reference therein which have not been so summarized or disclosed or filed.

            (h) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to this Agreement, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Cahill Gordon & Reindel may rely as to matters governed by Massachusetts law upon the opinion of Palmer & Dodge referred to above.

            (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; as of such date, there was no change in the capital stock of the Com-pany (including changes due to option or warrant exercises) as compared with the amount shown on the latest balance sheets included or incorporated in the Prospectus; and, subsequent to the date of the most recent financial statements included or incorporated in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the Business of the Company or in the Business of the General Division except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (j) The Representatives shall have received (i) a letter, dated such Closing Date, of Coopers & Lybrand L.L.P. which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection and (ii) a letter, dated such Closing Date, of Price Waterhouse which meets the requirements of subsection (b) of this Section.

            (k) The Company shall have filed a notification form relating to the issuance of the Offered Securities with the NASD in accordance with Schedule D of the NASD Bylaws.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

            7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabili-ties (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by such Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities if such untrue statement or omis-sion or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto to the Underwriters) and such loss, claim, damage or liability of such Underwriter results from the fact that there was not furnished to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (as so amended or supplemented) if the Company had previously furnished copies thereof to such Underwriter.

            (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legends concerning overallotments and stabilizing and passive market making on the inside front cover page and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the fifth paragraph under the caption "Underwriting".

            (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent.

            (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsec-tion (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

            8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing
Date, CS First Boston may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

            9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(d), the Company will reimburse the Underwriters for all out of pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

            10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o CS First Boston Corporation, Park Avenue Plaza, New York, N.Y. 10055, Attention: Investment Banking Department -- Trans-actions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Kendall Square, Cambridge, MA 02139,
Attention: Senior Vice President, Finance; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

            11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

            12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CS First Boston will be binding upon all the Underwriters.

            13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

            The Company hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                              Very truly yours,

                                              GENZYME CORPORATION



                                              By




The foregoing Underwriting Agreement is hereby confirmed and confirmed and accepted as of the date first above written.

CS FIRST BOSTON CORPORATION
COWEN & COMPANY
LEHMAN BROTHERS
PAINEWEBBER INCORPORATED

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By  CS FIRST BOSTON CORPORATION

    By ____________________________

                                  SCHEDULE A


                                                           Number of
            Underwriter                                 Firm Securities

CS First Boston Corporation...........................
Cowen & Company.......................................
Lehman Brothers.......................................
PaineWebber Incorporated..............................


            Total.....................................       2,500,000

                                  SCHEDULE B


                 Significant Corporate Subsidiaries of Genzyme

                                                      Jurisdiction
      Names                         Ownership         of Incorporation

Genzyme Limited                     100%              U.K.

Genzyme Securities                  100%              Massachusetts
Corporation

Genzyme Transgenics                  48%              Massachusetts
Corporation

Vivigen, Inc.                       100%              New Mexico



                                  SCHEDULE C


                Significant Partnership Subsidiaries of Genzyme


                                     None

                                  SCHEDULE D


                    Contracts, Agreements or Understandings
                         Granting Registration Rights